Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Real Assets Debt Fund

(the “Fund”)

Supplement dated August 10, 2020 to the Fund’s

Statement of Additional Information dated April 29, 2020

Effective August 1, 2020, the Board of Trustees of the Trust approved the appointment of a new Independent Trustee, William H. Wright II, to the Board.  Accordingly, the changes below are hereby made to the SAI to reflect the addition of Mr. Wright to the Board.

Under the heading “Trustees and Officers,” in the table, under the caption “INDEPENDENT TRUSTEES,” the disclosure is hereby supplemented with the following:

Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Trustee(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years(4)

William H. Wright II Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Born: 1960	Since 2020	10	Retired. Prior to that, Managing Director, Morgan Stanley (1982-2010).

Director of Alcentra Capital Corporation (1940 Act BDC) (2018-2019); Director of The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc. (2013-2016); Advisory Director of Virtus Global Dividend & Income Fund (2016-2019); Advisory Director of Virtus Global Multi-Sector Income Fund (2016-2019); Advisory Director of Virtus Total Return Fund (2016-2019); Advisory Director of Duff & Phelps Select Energy MLP Fund (2016-2019).

Under the heading “Trustees and Officers,” in the subsection “Additional Information Concerning Our Board of Trustees — Information about Each Trustee’s Qualifications, Experience, Attributes or Skills,” the disclosure is hereby supplemented with the following:

“William H. Wright II.  Mr. Wright has extensive experience in executive leadership, investment banking and corporate finance.  He previously served as a Managing Director of Morgan Stanley until his retirement in 2010, having joined the firm in 1982.  During his career in investment banking at Morgan Stanley, Mr. Wright headed the corporate finance execution group where he was responsible for leading and coordinating teams in the execution of complex equity offerings for multinational corporations.  Following his career in investment banking, Mr. Wright served on the board of directors/trustees for various other investment management companies and non-profit entities.  Mr. Wright is a member of the Audit Committee and the Nominating and Compensation Committee.”

Under the heading “Trustees and Officers,” in the subsection “Board Committees,” the disclosure is hereby supplemented to reflect the addition of Mr. Wright to the Audit Committee and the Nominating and Compensation Committee.

Under the heading “Trustees and Officers,” in the subsection “Trustee Ownership of Fund Shares and Other Interests,” the following text, and footnote, is hereby added to, and below, the chart:

Name of Trustee	Aggregate Dollar Range of Equity Securities Held in Fund Complex(1)(2)
Independent Trustees
William H. Wright II(3)	A

(3) Mr. Wright became an Independent Trustee of the Trust effective August 1, 2020.

Under the heading “Trustees and Officers,” in the subsection “Compensation Table,” the following text, and footnote, is hereby added to, and below, the chart:

Name of Person and Position	Total Compensation from the Fund(1)	Total Compensation from the Fund Complex(2)
Independent Trustees
William H. Wright II(3)	$0	$0	(10)

(3) Mr. Wright became an Independent Trustee of the Trust effective August 1, 2020.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

Please retain this Supplement for reference.